10.2

Megola GmbH

Megola GmbH Elbestraße 47 82538 Geretsried

To

Megola Inc,
446 Lyndock St. Suite 102
Corunna On. NON 1G0

Elbestraße 47
82538 Geretsried
Tel.: 08171 / 64 92 - 42
Fax: 08171 / 64 92 - 47
e-mail: info@megola.de

Ihre Nachricht vom:	Ihre Zeichen:	Unsere Zeichen:	Datum:	Seite:
			24.01.2003	1/1

Agreement

Preambel

this agreement has the objective to authorize Megola Inc. ON, Canada to assign exclusive trading rights for the People's Republic of China and Singapore.

Paragraphs

1) Hereby we (Megola GmbH) confirm that Megola Inc. is authorized to assign exclusive trading rights in the following countries:

   - People's Republic of China
   - Singapore.

2) This does not include the right's assign to

   - production,
   - transfer of secret technical informations,
   - the trading mark Megola.
   - Copyright of software
   - patents

3) Contracts arising out of above topics must be signed by Megola GmbH as third party.
4) All Assets made by this agreement have to be shared by the rate of 50% between Megola GmbH and Megola Inc..

Date: 23.01.03 [signature]
Megola GmbH

Megola GmbH
Elbestrasse 47
82538 Geretsried
Tel. 0 81 71 - 64 92 42
Fax 0 81 71 - 64 92 47

Date: 24-01-03 [signature]
Megola Inc.

Amtsgericht München
HRB 125 407
Geschäftsführer:
Dr. ..., ... Pfefferle

Kooperationspartner der
TÜV
Süddeutschland AG

Münchner Bank
BLZ 701 900 00
Kto.Nr.: 120 8385

Hypo Vereinsbank
BLZ 700 200 01
Kto.Nr.: 1640 170 348

Megola GmbH

Megola GmbH · Elbestraße 47 · 82538 Geretsried

An

Megol Inc
446 Lyndock St. Suite 102
Corunna Ontario

Elbestraße 47
82538 Geretsried
Tel.: 08171 / 64 92 - 42
Fax: 08171 / 64 92 - 47
e-mail: info@megola.de

Ihre Nachricht vom:	Ihre Zeichen:	Unsere Zeichen:	Datum:	Seite:
			20.08.2001	1/1

Agreement between Megola GmbH and Megola Inc.

This agreement considers the costs to come upon Megola GmbH due to patent fees for the internationalisation/regionalization of a PCT –pending patent (capacitive demineralization) in the USA and Canada.

The protection of the market area of Megola Inc is the reason for this agreement.

1) Megola GmbH will agree to give the option for exclusive marketing rights to Megola Inc., as far as Megola Inc. agrees to trade and market the products.

2) Megola Inc will agree to take the costs covering the patent and protection of the market area (USA/Canada). They can make up about 15.000 US $ or more based on an estimation of the patent lawyer of Megola GmbH. The costs of 8000 US$ will be invoiced by Megola GmbH in advance as it is common practise of patent lawyers and patent administrations.

3) It is known and acknowleged that it is a pending patent and not an already finished end-product, and that the development is in the state of a first feasability study.

4) These disbursements of Megola Inc will be taken into account, regarding further licence tolls for marketing and trading of goods originating out of the patent.

Megola GmbH
Dr. Uwe Pfefferle

Megola Inc
Joel Gardner

Amtsgericht München
HRB 125 407
Geschäftsführer:
Dr. Uwe Pfefferle

[redacted]

Münchner Bank
BLZ 701 900 00
Kto.Nr.: 220 6585

Hypo Vereinsbank
BLZ 700 200 01
Kto.Nr.: 1660 179 348